UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2012

DIGITAL ALLY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-33899	20-0064269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 W. 110th Street, Suite 200, Overland Park, KS 66210
(Address of principal executive offices) (Zip Code)

(913) 814-7774
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07     Submission of Matters to a Vote of Security Holders.

Annual Meeting of Shareholders

The annual meeting of the shareholders of Digital Ally, Inc. (the “Company”) was held on Friday, May 25, 2012.  On the record date for the annual meeting, there were 16,154,073 shares of common stock issued and outstanding and entitled to be voted at the annual meeting, of which 13,088,808 shares were present for purposes of establishing a quorum and 12,984,954 shares were voted.

Election of Directors. At the annual meeting, the shareholders elected the following six directors to serve on the Company’s Board of Directors:  Stanton E. Ross, Leroy C. Richie, Daniel F. Hutchins, Elliot M. Kaplan, Bernard A. Bianchino and Stephen Gans.  Each of the directors will serve until the Company’s next annual meeting of shareholders or until a successor is elected and qualified.

	Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
Proposal One: Election of six directors to hold office until the next annual meeting of our stockholders or until their successors are elected and qualified:
Stanton E. Ross	9,359,816	383,308		-0-
Leroy C. Richie	9,377,777	365,347		-0-
Daniel F. Hutchins	9,381,305	361,819		-0-
Elliot M. Kaplan	9,385,677	357,447		-0-
Bernard A. Bianchino	9,070,503	672,621		-0-
Stephen Gans	8,988,874	754,250		-0-

The Board of Directors made appointments to its various committees after the annual meeting.  The members of our Audit Committee are Messrs. Hutchins, Richie, Bianchino and Gans.  Mr. Hutchins is the chairman of the Audit Committee. The members of our Compensation Committee are Messrs. Richie, Bianchino and Gans.  Mr. Bianchino is the chairman of the Compensation Committee.  The members of our Nominating and Governance Committee are Messrs. Hutchins, Richie and Kaplan. Mr. Richie is the chairman of the Nominating and Governance Committee. The members of our Strategic Planning Committee are Messrs. Richie, Bianchino, Hutchins and Kaplan.  Mr. Bianchino is the chairman of the Strategic Planning Committee.

Ratification of Grant Thornton LLP Appointment. Also at the annual meeting, the shareholders voted in favor of the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2012.

	Votes For	Votes Against/ Withheld	Abstain	Broker Non-Votes
Proposal Two: Ratification of the appointment of Grant Thornton LLP as the independent registered accounting firm of Digital Ally, Inc. for the year ending December 31, 2012:	11,310,048	1,674,906	103,854	-0-

The information contained in this current report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2012

DIGITAL ALLY, INC.

By:	/s/ STANTON E. ROSS
Name:	Stanton E. Ross
Title:	Chairman, President and Chief Executive Officer